UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section240.14a-12

ALCHEMY INVESTMENTS ACQUISITION CORP 1

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALCHEMY INVESTMENTS ACQUISITION CORP 1

850 Library Avenue, Suite 204-F

Newark DE 19711

NOTICE OF ANNUAL GENERAL MEETING TO BE

HELD SEPTEMBER 1, 2026

TO THE SHAREHOLDERS OF ALCHEMY

INVESTMENTS ACQUISITION CORP 1:

You are cordially invited to attend the annual general meeting (the “General Meeting”) of ALCHEMY INVESTMENTS ACQUISITION CORP 1, (the “Company,” “ALCY,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on September 1, 2026. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/alchemyinvest/2026.

This meeting shall also serve as the Company’s annual meeting of shareholders for the year 2026.

On August 22, 2025, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Alchemy Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ALCY (“Pubco”), Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (the “Newco”), Cartiga, LLC, a Delaware limited liability company (the “Company”) and Halle Benett, as the representative (the “Sellers’ Representative”) of holders of the Company’s securities (the “Sellers”)(the “Proposed Business Combination”).

The Business Combination Agreement was unanimously approved by all of ALCY’s directors on August 19, 2025. Pursuant to the Business Combination Agreement, (a) ALCY will domesticate from the Cayman Islands to Delaware by merging with and into Pubco with Pubco surviving the merger and changing its name to Cartiga Holdings, Inc. (the “Domestication”), (b) after the Domestication, Newco will merge with and into the Company with the Company surviving the merger (hereinafter sometimes referred to as “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”), and OpCo becoming a controlled subsidiary of Pubco (the “Merger”); and (c) the existing limited liability company agreement of OpCo will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Pubco the sole managing member of OpCo. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will be the publicly traded reporting company in an “Up-C” structure, with two classes of common stock, changing its name to “Cartiga Holdings, Inc.” and sometimes referred to herein as “New Cartiga.”

The “Up-C” structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current equity holders of OpCo to retain their equity ownership in OpCo, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger OpCo Units, and provides potential future tax benefits for the post-merger OpCo equity holders when they ultimately exchange their OpCo Units.

The officers and directors of ALCY have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background enabled such officers and directors of ALCY to make the necessary analyses and determinations regarding the Business Combination. After careful consideration of the terms and conditions of the Business Combination Agreement, the ALCY Board has determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of ALCY and its shareholders because they believe that Cartiga is a company with strong revenue growth potential. It has been operating for some time and the ALCY Board believes that it has demonstrated a good return on investment capital for its client base. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the ALCY Board also reviewed various industry and financial data and the due diligence and evaluation materials provided by Cartiga, demonstrating that Cartiga has a business plan dedicated to both near term cash flow and long term growth. The officers and directors of ALCY have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background enabled such officers and directors of ALCY to make the necessary analyses and determinations regarding the Business Combination.

After careful consideration of the terms and conditions of the Business Combination Agreement, the ALCY Board has determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of ALCY and its shareholders because they believe that Cartiga is a company with strong revenue growth potential. It has been operating for some time and the ALCY Board believes that it has demonstrated a good return on investment capital for its client base. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the ALCY Board also reviewed various industry and financial data and the due diligence and evaluation materials provided by Cartiga, demonstrating that Cartiga has a business plan dedicated to both near term cash flow and long term growth.

The purpose of the Extension Proposal is to allow the Company more time to complete its Proposed Business Combination.

The Company will also be holding the General Meeting via teleconference using the following dial-in information:

Meeting URL:	https://loeb.zoom.us/j/98961051307

Dial:	877 853 5257 (Toll Free)
888 475 4499 (Toll Free)

Meeting ID:	989 6105 1307

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•	The Extension Proposal — to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Articles of Association of the Company (the “Articles”) to extend from September 9, 2026 to September 9, 2027 on a month-to-month basis (the “Extended Date”), the date by which, if the Company has not consummated its initial business combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Class A ordinary shares of a par value of US$0.0001 each (the “Class A Shares” or “Public Shares”) issued in the Company’s initial public offering, a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law;

•	The Ratification of Auditors Proposal — as an ordinary resolution, a proposal to consider and vote to ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm for the fiscal year December 31, 2026; and

•	The Adjournment Proposal— as an ordinary resolution, to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting or as otherwise determined by the Board; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

•	To transact such other business that may properly come before the General Meeting or any postponement or adjournment thereof.

Each of the Extension Amendment Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and if necessary, the Adjournment Proposal, is to allow ALCY additional time to complete an initial business combination.

You are not being asked to vote on a Business Combination at this time.

Holders of the 3,413,000 ordinary shares in the Company, consisting of 3,412,999 Class A Ordinary Shares and one Class B Ordinary Share, purchased in connection with the Company’s initial public offering, (“Founder Shares”) have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Founder Shares held by it or them, as applicable, if the company fails to complete an initial business combination.

Our sponsor, Alchemy DeepTech Capital LLC (“Sponsor”) has indicated that if the Extension Proposal is approved, the Sponsor will contribute the lesser of $30,000 or $0.03 per non-redeemed Public Share, until September 9, 2027, each such payment as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month extension period thereafter, commencing on the 9th day of each month, (each such extension, an “Extension Period”) until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension Period. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles. The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event that the Extension Proposal, and the Ratification of Auditors Proposal are not approved.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on July 21, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares and Public Shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or August 28, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; ((ii) “FOR” the Ratification of Auditors Proposal; and (iii) “FOR” the Adjournment Proposal. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Ratification of Auditors Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal and the General Meeting.

Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

/s/ Steven M. Wasserman
Steven M. Wasserman
Non-Executive Chairman
July 29, 2026

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Advantage Proxy prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on September 1, 2026: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/alchemyinvest/2026

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ALCHEMY INVESTMENTS ACQUISITION CORP 1

850 Library Avenue, Suite 204-F, Newark DE 19711

PROXY STATEMENT

ALCHEMY INVESTMENTS ACQUISITION CORP 1, (the “Company,” “ALCY,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the General Meeting to be held 10:00 a.m. ET on Tuesday, September 1, 2026. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/alchemyinvest/2026.

This meeting shall also serve as the Company’s annual meeting of shareholders for the year 2026.

On August 22, 2025, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Alchemy Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ALCY (“Pubco”), Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (the “Newco”), Cartiga, LLC, a Delaware limited liability company (the “Company”) and Halle Benett, as the representative (the “Sellers’ Representative”) of holders of the Company’s securities (the “Sellers”)(the “Proposed Business Combination”).

The Business Combination Agreement was unanimously approved by all of ALCY’s directors on August 19, 2025. Pursuant to the Business Combination Agreement, (a) ALCY will domesticate from the Cayman Islands to Delaware by merging with and into Pubco with Pubco surviving the merger and changing its name to Cartiga Holdings, Inc. (the “Domestication”), (b) after the Domestication, Newco will merge with and into the Company with the Company surviving the merger (hereinafter sometimes referred to as “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”), and OpCo becoming a controlled subsidiary of Pubco (the “Merger”); and (c) the existing limited liability company agreement of OpCo will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Pubco the sole managing member of OpCo. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will be the publicly traded reporting company in an “Up-C” structure, with two classes of common stock, changing its name to “Cartiga Holdings, Inc.” and sometimes referred to herein as “New Cartiga.”

The “Up-C” structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current equity holders of OpCo to retain their equity ownership in OpCo, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger OpCo Units, and provides potential future tax benefits for the post-merger OpCo equity holders when they ultimately exchange their OpCo Units.

The officers and directors of ALCY have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background enabled such officers and directors of ALCY to make the necessary analyses and determinations regarding the Business Combination.

After careful consideration of the terms and conditions of the Business Combination Agreement, the ALCY Board has determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of ALCY and its shareholders because they believe that Cartiga is a company with strong revenue growth potential. It has been operating for some time and the ALCY Board believes that it has demonstrated a good return on investment capital for its client base. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the ALCY Board also reviewed various industry and financial data and the due diligence and evaluation materials provided by Cartiga, demonstrating that Cartiga has a business plan dedicated to both near term cash flow and long term growth.

The purpose of the Extension Proposal is to allow the Company more time to complete its Proposed Business Combination.

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The Company will also be holding the General Meeting via teleconference using the following dial-in information:

Meeting URL:	https://loeb.zoom.us/j/98961051307

Dial:	877 853 5257 (Toll Free)
888 475 4499 (Toll Free)

Meeting ID:	989 6105 1307

The General Meeting will be held for the sole purpose of considering and voting upon:

•	The Extension Proposal — to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s Articles to extend from September 9, 2026 (the “Current Termination Date’) on a month-to-month basis, as determined by the Directors in their sole discretion, up to September 9, 2027 (the “Extended Date”), the date by which, if the Company has not consummated the Proposed Business Combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Class A ordinary shares of a par value of US$0.0001 each (the “Class A Shares” or the “Public Shares”) issued in the Company’s initial public offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law;

•	The Ratification of Auditors Proposal – as an ordinary resolution, to consider and vote to ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm for the fiscal year December 31, 2026; and

•	The Adjournment Proposal— as an ordinary resolution, to consider and vote to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the, the Extension Proposal, and the Ratification of Auditors Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting or as otherwise determined by the Board; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Proposal, and the Ratification of Auditors Proposal or the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

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In addition, our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete the Proposed Business Combination and hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company to extend the termination date from the Current Termination Date to the Extended Date.

On October 22, 2024, the Company issued an aggregate of 2,874,999 shares of its Class A Ordinary Shares, to the sponsor, and the holder of the Company’s Class B ordinary shares, upon the conversion of an equal number of Class B Ordinary Shares (the “Conversion”). The 2,874,999 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

On October 31, 2024 the Company held the annual general meeting (the “2024 Annual Meeting”). The shareholders of the Company approved the following proposals at the 2024 Annual Meeting: (a) as a special resolution, to amend the Company’s Articles of Association as a special resolution, to provide the Company the right to extend the date by which it has to complete a business combination for a three month extension or until February 9, 2025, then on a month-to-month basis thereafter, as determined by the Directors in their sole discretion, until September 9, 2025, by placing $90,000 into the trust account held at Continental Stock & Transfer Company for the three month period, then $30,000 per month thereafter until September 9, 2025, (the “Charter Amendment Proposal”); and (b) as an ordinary resolution, a proposal to consider and vote to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year December 31, 2024 (the “Ratification of Auditors Proposal”).

In connection with the shareholders’ vote at the 2024 Annual Meeting of shareholders held by the Company on October 31, 2024, 10,438,037 Class A Shares were tendered for redemption, leaving 4,532,462 Class A Shares, which includes the 2,874,999 Class A shares that were issued in exchange for the Class B shares on October 22, 2024, and one Class B Share. As a result, approximately $114,357,720 (or approximately $10.95 per share) was removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $11,634,723 remained in the Company’s trust account.

On September 4, 2025, ALCY held an annual general meeting (the “2025 Annual Meeting”). At the Annual Meeting, the shareholders approved amendments to the Current M&A to extend the date by which ALCY must complete an initial business combination on a month-to-month basis, until September 9, 2026, by depositing into the Trust Account, the lesser of $30,000 or $0.03 per non-redeemed public Class A ordinary share per month (which amount came to $22,126.29), until September 9, 2026. In connection with the shareholders’ vote at the annual meeting, 10,438,037 ALCY Class A Ordinary Shares were tendered for redemption, leaving 4,208,042 Class A Shares (of which 737,543 are public shares), and one Class B ordinary share.

On August 22, 2025, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Alchemy Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ALCY (“Pubco”), Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (the “Newco”), Cartiga, LLC, a Delaware limited liability company (the “Company”) and Halle Benett, as the representative (the “Sellers’ Representative”) of holders of the Company’s securities (the “Sellers”).

The Business Combination Agreement was unanimously approved by all of ALCY’s directors on August 19, 2025. Pursuant to the Business Combination Agreement, (a) ALCY will domesticate from the Cayman Islands to Delaware by merging with and into Pubco with Pubco surviving the merger and changing its name to Cartiga Holdings, Inc. (the “Domestication”), (b) after the Domestication, Newco will merge with and into the Company with the Company surviving the merger (hereinafter sometimes referred to as “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”), and OpCo becoming a controlled subsidiary of Pubco (the “Merger”); and (c) the existing limited liability company agreement of OpCo will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Pubco the sole managing member of OpCo. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will be the publicly traded reporting company in an “Up-C” structure, with two classes of common stock, changing its name to “Cartiga Holdings, Inc.” and sometimes referred to herein as “New Cartiga.”

The “Up-C” structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current equity holders of OpCo to retain their equity ownership in OpCo, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger OpCo Units, and provides potential future tax benefits for the post-merger OpCo equity holders when they ultimately exchange their OpCo Units.

The Business Combination Agreement was unanimously approved by all of ALCY’s directors on August 19, 2025. Pursuant to the Business Combination Agreement, (a) ALCY will domesticate from the Cayman Islands to Delaware by merging with and into Pubco with Pubco surviving the merger and changing its name to Cartiga Holdings, Inc. (the “Domestication”), (b) after the Domestication, Newco will merge with and into the Company with the Company surviving the merger (hereinafter sometimes referred to as “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”), and OpCo becoming a controlled subsidiary of Pubco (the “Merger”); and (c) the existing limited liability company agreement of OpCo will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Pubco the sole managing member of OpCo. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will be the publicly traded reporting company in an “Up-C” structure, with two classes of common stock, changing its name to “Cartiga Holdings, Inc.” and sometimes referred to herein as “New Cartiga.”

8

The “Up-C” structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current equity holders of OpCo to retain their equity ownership in OpCo, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger OpCo Units, and provides potential future tax benefits for the post-merger OpCo equity holders when they ultimately exchange their OpCo Units.

The officers and directors of ALCY have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background enabled such officers and directors of ALCY to make the necessary analyses and determinations regarding the Business Combination.

After careful consideration of the terms and conditions of the Business Combination Agreement, the ALCY Board has
determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of ALCY and its shareholders because they believe that Cartiga is a company with strong revenue growth potential. It has been operating for some time and the ALCY Board believes that it has demonstrated a good return on investment capital for its client base. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the ALCY Board also reviewed various industry and financial data and the due diligence and evaluation materials provided by Cartiga, demonstrating that Cartiga has a business plan dedicated to both near term cash flow and long term growth.

On April 7, 2026, ALCY received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that ALCY did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. ALCY’s registration statement, filed in connection with ALCY’s IPO, became effective on May 4, 2023. Pursuant to IM-5101-2, ALCY must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Business Combination was not consummated by May 4, 2026, ALCY did not comply with IM-5101-2, and its securities were suspended from trading on Nasdaq at the opening of business on May 14, 2026.

ALCY Class A ordinary shares, ALCY Units and ALCY Warrants are now currently trading on OTC Markets Group, Inc. - Pink Open Market (“OTC”) under the symbols “ALCYF,” “ALCUF” and “ALCWF” respectively.

If the Extension Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

The Board has fixed the close of business on July 21, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 4,208,042 Class A Ordinary Shares, $0.0001 par value (“Class A Shares”), and one Class B Ordinary Share (“Class B Shares” and together with the Class A Shares - the “Ordinary Shares”), $0.0001 par value, for a total of 4,208,043 Ordinary Shares issued and outstanding. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the General Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the General Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the General Meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the General Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

This proxy statement contains important information about the General Meeting, the Extension Proposal, the Ratification of Auditors Proposal and the Directors Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated July 29, 2026 and, together with the proxy card, is first being mailed to shareholders on or about August 1, 2026.

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QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?

A.	You are being asked to consider and vote upon:

(i) a proposal (the “Extension Proposal”) by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association adopted by special resolution dated May 4, 2023 (the “Articles”) the Company’s Articles to: extend from September 9, 2026 (the “Current Termination Date’) on a month-to-month basis, as determined by the Directors in their sole discretion, up to September 9, 2027 (the “Extended Date”), the date by which, if the Company has not consummated the Proposed Business Combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Class A ordinary shares of a par value of US$0.0001 each issued in the Company’s initial public offering (the “Class A Shares” or the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of applicable law and in all cases, subject to the other requirements of applicable law; and

(ii) a proposal as an ordinary resolution, to consider and vote to ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm for the fiscal year December 31, 2026, and (z) a proposal by an ordinary resolution to adjourn the General Meeting if necessary.

Q.	Why is the Company proposing the Extension Proposal?

A.	The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Our Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles. As of the date of this proxy statement, the Company has until September 9, 2026 (the ”Current Termination Date”) to complete its Proposed Business Combination.

On August 22, 2025, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Alchemy Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ALCY (“Pubco”), Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (the “Newco”), Cartiga, LLC, a Delaware limited liability company (the “Company”) and Halle Benett, as the representative (the “Sellers’ Representative”) of holders of the Company’s securities (the “Sellers”)(the “Proposed Business Combination”).

The purpose of the Extension Proposal is to allow the Company more time to complete its Proposed Business Combination.

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Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete its Proposed Business Combination and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q.	Why should I vote for the Extension Proposal?

A.	The Board believes shareholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal.

Q.	May I redeem my Public Shares in connection with the vote on the Extension Proposal and the Ratification of Auditors Proposal?

A.	Yes. Under our Articles, if the Extension Proposal is approved, each holder of a Public Share will be provided with the opportunity to redeem their Public Shares at a per-share price, payable in cash, equal to their pro rate portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote against the Extension Proposal and the Ratification of Auditors Proposal or be a holder of record on the Record Date to exercise their redemption rights.

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If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with, the Extension Proposal and the Ratification of Auditors Proposal, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?

A.	To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal and the Ratification of Auditors Proposal or to otherwise adjourn the General Meeting if the Board determines that it is in the best interests of the Company. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated votes collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Ratification of Auditors Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.	All of the Company’s shareholders as of immediately prior to our IPO (collectively, the “Initial Shareholders”), including our directors and officers and the Sponsor, are expected to vote any Company ordinary shares of a par value of US$0.0001 each (as described in the next paragraph) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, there were 4,208,042 Class A Ordinary Shares, $0.0001 par value (“Class A Shares” or “Public Shares”), and one Class B Ordinary Share (“Class B Share” and together with the Class A Shares - the “Ordinary Shares”), $0.0001 par value, for a total of 4,208,043 Ordinary Shares issued and outstanding.

The Company’s initial shareholders did not beneficially own any Public Shares in the aggregate as of the Record Date but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the initial shareholders may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and the Ratification of Auditors Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal and the Ratification of Auditors Proposal.

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Q.	What vote is required to adopt the proposals?

A.	Ratification of Auditor Proposal. The Ratification of Auditor Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Q.	What if I do not want to approve the Extension Proposal, the Ratification of Auditors Proposal or the Adjournment Proposal?

A.	If you do not want to approve the Extension Proposal, the Ratification of Auditors Proposal, or the Adjournment Proposal, you may abstain, not vote, or vote against each proposal.

Q.	Will you seek any further extensions to liquidate the Trust Account?

A.	Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Extension Proposal is not approved?

A.	If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal. If the Extension Proposal is not approved at the General Meeting, even with an adjournment, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Warrants will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

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The amount in the Trust Account (less approximately $2,875 representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

The Initial Shareholders have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 3,413,000 ordinary shares held or controlled by our Initial Shareholders prior to the IPO (sometimes referred to as the “insider shares” which includes the 2,875,000 Class B Shares, 2,874,999 of which were converted to Class A Shares in October 2024) and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to the insider shares.

Q.	If the Extension Proposal is approved, what happens next?

A.	If the Extension Proposal is approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the Extended Date, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

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Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.	Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.

Q.	How do I change my vote?

A.	If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., the Company’s proxy solicitor, PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com prior to the commencement of the General Meeting.

Q.	How are votes counted?

A.	The Company’s proxy solicitor, Advantage Proxy, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

The Ratification of Auditors Proposal. The Ratification of Auditors Proposal must be approved by an ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by holders of the then issued and outstanding Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes will not be considered votes cast on the Ratification of Auditors Proposal; however, the ratification of the selection by the Audit Committee of the Board of CBIZ CPAs P.C. is a matter on which a broker, bank or other nominee has discretionary voting authority, and thus, it is not expected that any broker non-votes will be received with respect to the Ratification of Auditors Proposal.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at a the General Meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

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Q.	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A.	No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Articles), but the abstention will have no effect on the outcome of such proposal.

Q.	What will happen if I abstain from voting or fail to vote at the General Meeting?

A.	At the General Meeting, ALCY will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q.	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.	Signed and dated proxies received by ALCY without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q.	If I am not going to attend the General Meeting, should I return my proxy card instead?

A.	Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

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Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the commencement of the General Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

ADVANTAGE PROXY, INC.

PO Box 10904, Yakima, WA 98909

Toll-Free: 877-870-8565 or Collect: 206-870-8565

Email: KSmith@advantageproxy.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q.	What should I do if I receive more than one set of voting materials?

A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?

A.	A quorum of Shareholders is necessary to hold a valid meeting. One or more shareholders holding a majority of the paid-up voting share capital of the Company present in person or by proxy and entitled to vote at the meeting shall constitute a quorum. In the absence of a quorum, the General Meeting will stand adjourned to the same day/time/place in the following week. As of the Record Date for the General Meeting, Ordinary and/or Public Shares, in the aggregate, would be required to achieve a quorum.

Q. Who can vote at the General Meeting?

A.	Only holders of record of the Company’s Ordinary Shares and Public Shares at the close of business on July 21, 2026 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 4,208,042 Class A Shares and one Class B Share (also referred to as the “Founder Shares”), issued and outstanding. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares and Public Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q.	Does the Board recommend voting for the Extension Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal?

A.	Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.	The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Proposal? Do I have appraisal rights?

A.	Company Shareholders do not have appraisal rights in connection with the Extension Proposal or Ratification of Auditors Proposal.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Public Shares of the Company?

A.	In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemptions, E-mail: spacredemptions@continentalstock.com, no later than two business days prior to the General Meeting (or August 28, 2026). If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment, if approved.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.	ALCY will pay the cost of soliciting proxies for the General Meeting. ALCY has engaged Advantage Proxy, Inc., the Company’s proxy solicitor, at PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com, to assist in the solicitation of proxies for the General Meeting. ALCY has agreed to pay Advantage Proxy, Inc. a fee of $8,500, plus disbursements. ALCY will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. ALCY will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. ALCY’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact ALCY’s proxy solicitor at:

ADVANTAGE PROXY, INC.

PO Box 10904, Yakima, WA 98909

Toll-Free: 877-870-8565 or Collect: 206-870-8565

Email: KSmith@advantageproxy.com

You may also obtain additional information about ALCY from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section titled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination.

On May 9, 2023, the Company consummated the IPO of 11,500,000 units (the “Units”), which included 1,500,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Shares”), and one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 595,500 private placement shares to Alchemy DeepTech Capital LLC (the “Sponsor”) and the Underwriter at a purchase price of $1.00 per warrant, generating gross proceeds of $5,955,000 (the “Private Placement”).

The net proceeds from the IPO and certain of the proceeds from the Private Placement, $116,725,000 in aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the Underwriter, with Continental Stock Transfer & Trust Company acting as trustee.

Holders of the Founder Shares have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Founder Shares held by it or them, as applicable, if the company fails to complete an initial business combination.

On October 22, 2024, the Company issued an aggregate of 2,874,999 shares of its Class A Ordinary Shares, to the sponsor, and the holder of the Company’s Class B ordinary shares, upon the conversion of an equal number of Class B Ordinary Shares (the “Conversion”). The 2,874,999 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

On October 31, 2024 the Company held the annual general meeting (the “2024 Annual Meeting”). The shareholders of the Company approved the following proposals at the 2024 Annual Meeting: (a) as a special resolution, to amend the Company’s Articles of Association as a special resolution, to provide the Company the right to extend the date by which it has to complete a business combination for a three month extension or until February 9, 2025, then on a month-to-month basis thereafter, as determined by the Directors in their sole discretion, until September 9, 2025, by placing $90,000 into the trust account held at Continental Stock & Transfer Company for the three month period, then $30,000 per month thereafter until September 9, 2025, (the “Charter Amendment Proposal”); and (b) as an ordinary resolution, a proposal to consider and vote to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year December 31, 2024 (the “Ratification of Auditors Proposal”).

In connection with the shareholders’ vote at the 2024 Annual Meeting of shareholders held by the Company on October 31, 2024, 10,438,037 Class A Shares were tendered for redemption, leaving 4,532,462 Class A Shares, which includes the 2,874,999 Class A shares that were issued in exchange for the Class B shares on October 22, 2024, and one Class B Share. As a result, approximately $114,357,720 (or approximately $10.95 per share) was removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $11,634,723 remained in the Company’s trust account.

On September 4, 2025, ALCY held an annual general meeting (the “2025 Annual Meeting”). At the Annual Meeting, the shareholders approved amendments to the Current M&A to extend the date by which ALCY must complete an initial business combination on a month-to-month basis, until September 9, 2026, by depositing into the Trust Account, the lesser of $30,000 or $0.03 per non-redeemed public Class A ordinary share per month (which amount came to $22,126.29), until September 9, 2026. In connection with the shareholders’ vote at the annual meeting, 10,438,037 ALCY Class A Ordinary Shares were tendered for redemption, leaving 4,208,042 Class A Shares (of which 737,543 are public shares), and one Class B ordinary share.

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On August 22, 2025, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Alchemy Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ALCY (“Pubco”), Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (the “Newco”), Cartiga, LLC, a Delaware limited liability company (the “Company”) and Halle Benett, as the representative (the “Sellers’ Representative”) of holders of the Company’s securities (the “Sellers”)(the “Proposed Business Combination”).

The Business Combination Agreement was unanimously approved by all of ALCY’s directors on August 19, 2025. Pursuant to the Business Combination Agreement, (a) ALCY will domesticate from the Cayman Islands to Delaware by merging with and into Pubco with Pubco surviving the merger and changing its name to Cartiga Holdings, Inc. (the “Domestication”), (b) after the Domestication, Newco will merge with and into the Company with the Company surviving the merger (hereinafter sometimes referred to as “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”), and OpCo becoming a controlled subsidiary of Pubco (the “Merger”); and (c) the existing limited liability company agreement of OpCo will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Pubco the sole managing member of OpCo. The Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will be the publicly traded reporting company in an “Up-C” structure, with two classes of common stock, changing its name to “Cartiga Holdings, Inc.” and sometimes referred to herein as “New Cartiga.”

The “Up-C” structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current equity holders of OpCo to retain their equity ownership in OpCo, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger OpCo Units, and provides potential future tax benefits for the post-merger OpCo equity holders when they ultimately exchange their OpCo Units.

The Sponsor has indicated that if the Extension Proposal is approved, the Sponsor will contribute as a loan to the Company (each loan being referred to herein as a “Contribution”) the lesser of $0.03 per non redeemed Class A Share or $30,000 for each one-month extension period , commencing on the 9th day of each subsequent month, (each such extension, an “Extension Period”), until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

On April 7, 2026, ALCY received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that ALCY did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. ALCY’s registration statement, filed in connection with ALCY’s IPO, became effective on May 4, 2023. Pursuant to IM-5101-2, ALCY must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Business Combination was not consummated by May 4, 2026, ALCY did not comply with IM-5101-2, and its securities were suspended from trading on Nasdaq at the opening of business on May 14, 2026.

ALCY Class A ordinary shares, ALCY Units and ALCY Warrants are now currently trading on OTC Markets Group, Inc. - Pink Open Market (“OTC”) under the symbols “ALCYF,” “ALCUF” and “ALCWF” respectively.

The mailing address of our principal executive office is 850 Library Avenue, Suite 204-F, Newark, DE. Our telephone number is (212) 877-1588.

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The Extension Proposal

THE EXTENSION PROPOSAL

The Company is proposing to amend its Articles (such amendment, the “Extension Amendment”) to: extend the time to complete the Proposed Business Combination from September 9, 2026 (the “Current Termination Date”), by depositing the lesser of $0.03 per non redeemed Class A Share or $30,000 for each one-month extension period, into the Company’s Trust Account, on a month-to-month basis, as determined by the Directors in their sole discretion, until September 9, 2027 (the “Extended Date”), the date by which, if the Company has not consummated the Proposed Business Combination the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Class A ordinary shares of a par value of US$0.0001 each (the “Class A Shares” or the “Public Shares”) issued in the Company’s initial public offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Articles of the Company is attached to this proxy statement as Annex A.

The Company’s sponsor, Alchemy DeepTech Capital LLC, (the Sponsor”), has agreed to provide funds to the Company to extend the period of time to consummate a business combination (the “Combination Period”) until September 9, 2027 by depositing into the Company’s Trust Account the lesser of $0.03 per non redeemed Class A Share or $30,000 for each one-month extension period by the 9th day of each subsequent month, (each such extension, an “Extension Period”). As of the date of this proxy statement, the Company has until September 9, 2026 (the ”Current Termination Date”) to complete its Proposed Business Combination.

If the Extension Proposal is approved, the Combination Period will be extended on a month-to-month basis until the Extended Date, so long as the Sponsor deposits the lesser of $0.03 per non redeemed Class A Share or $30,000 for each one-month extension period into the Trust Account, until September 9, 2027. The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of the Proposed Business Combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate the Proposed Business Combination for any additional Extension Period, up to September 9, 2027. If the board of directors determines not to extend the timeline to consummate the Proposed Business Combination by an additional Extension Period, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate the Proposed Business Combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles.

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The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of the Proposed Business Combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event the Extension Proposal are not approved.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue was approximately $___ per Public Share. The closing price of the Company’s Public Shares on July 14, 2026 was $9,114,765.64.The Company cannot assure Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The purpose of the Extension Proposal is to allow the Company more time to consummate the Proposed Business Combination. The Company’s IPO prospectus and the Articles provide that the Company has until the Current Termination Date to complete a business combination. While the Company is negotiating the terms to enter into a definitive business combination agreement, our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete the Proposed Business Combination and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal. If the Extension Proposal is not approved, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Warrants will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

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The amount in the Trust Account (less approximately $2,875 representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the insider shares and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our private warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file the special resolution (the “Extension Amendment”) with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto which extends the time it has to complete a business combination until the Extended Date. The Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or until the Board determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Public Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

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Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $9,114,765.64 that was in the Trust Account as of July 14 2026.

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: SPAC REDEMPTIONS, E-MAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST DELIVER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

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The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on July 29, 2026 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $12.41 per Public Share. The closing price of the Ordinary Shares on July 28, 2026 was $12.00. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete the Proposed Business Combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

ALCY’s sponsor, Alchemy DeepTech Capital LLC, a Delaware limited liability company, is controlled by US persons and ALCY’s Chairman, Chief Executive Officer and Chief Financial Officer are also US persons. ALCY has 2 independent directors that reside outside the United States, however, we do not anticipate that any of them will be affiliated with the company upon completion of a business combination. In addition, the Target for the Business Combination is a US company with US management. For these reasons, we believe that ALCY should not be considered a “foreign person” under the regulations administered by CFIUS and should not be considered as such in the future. However, the Proposed Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If ALCY’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, ALCY may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay ALCY’s initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order ALCY to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent ALCY from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to ALCY and its shareholders. As a result, the pool of potential targets with which ALCY could complete the Proposed Business Combination may be limited and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and ALCY has limited time to complete its initial business combination. If ALCY cannot complete its initial business combination by September 9, 2026 (a later date if ALCY extends the timeline to complete its initial business combination) because the review process drags on beyond such timeframe or because ALCY’s initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, ALCY may be required to liquidate. If ALCY liquidates, based on the Trust Account balance of $9,149,396.62 as of July 29, 2026, ALCY’s public shareholders may only receive approximately $12.41 per Ordinary Share, and the warrants will expire worthless. This will also cause shareholders to lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation in the combined company.

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Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete the Proposed Business Combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete the Proposed Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

Full Text of the Resolution.

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

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PROPOSAL 2-

THE RATIFICATION OF AUDITORS PROPOSAL

The Audit Committee of the Board has selected and approved of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. CBIZ (formerly Marcum LLP, “Marcum”) has served as the Company’s independent registered public accounting firm since 2022.

On November 1, 2024 CBIZ CPAs P.C. acquired the attest business of Marcum and Marcum continued to serve as the independent registered accounting firm of the Company. On February 25, 2025 with the approval of the Company’s Board of Directors, CBIZ CPAs P.C. was engaged as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

The firm of CBIZ acts as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Marcum acted as our independent registered public accounting firm for the fiscal year ended December 31, 2024. The following is a summary of fees paid to Marcum and CBIZ for services rendered.

In the event the stockholders fail to ratify the selection of CBIZ, the audit committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the audit committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

The following is a summary of fees paid or to be paid to Marcum and CBIZ for services rendered.

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by auditors in connection with regulatory filings. The aggregate fees billed by CBIZ for professional services rendered for the audit of our annual financial statements and review of the quarterly financial information included reviewing Form S-4 filings totaled $181,738 as of December 31, 2025 ($134,312 for the year ended December 31, 2024).

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2025 and 2024, we did not incur any audit-related fees payable to auditors.

Tax Fees. We did not pay auditors for tax fees for the years ended December 31, 2025 and 2024.

All Other Fees. We did not pay auditors for any other services for the years ended December 31, 2025 and 2024.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

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Consequences if the Auditor Ratification Proposal is Not Approved

Neither the Articles nor other governing documents or law require shareholder ratification of the selection of CBIZ as the independent registered public accounting firm; however, the Audit Committee of the Board is submitting the selection of CBIZ to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain CBIZ. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company.

Required Vote

The Auditor Ratification Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Auditor Ratification Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the selection by the Audit Committee of the Board of the Company of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified”.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE RATIFICATION OF AUDITORS PROPOSAL

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PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies or for any other reason determined by the Board. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal or the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event.

Required Vote

This Adjournment Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution: “that the adjournment of the annual general meeting to a time and place to be confirmed by the chairman of the annual general meeting be adopted, ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

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THE 2026 ANNUAL MEETING

Date, Time and Place. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/alchemyinvest/2026.

The General Meeting will also be held at 10:00 a.m., ET on September 1, 2026 via teleconference using the following dial-in information:

Meeting URL:	https://loeb.zoom.us/j/98961051307

Dial:	877 853 5257 (Toll Free)

888 475 4499 (Toll Free)

Meeting ID:	989 6105 1307

Voting Power; Record Date.      You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares or Public Shares at the close of business on July 21, 2026, the Record Date for the General Meeting. At the close of business on the Record Date, there were 4,208,042 Class A ordinary shares, par value $0.0001 per share, and one Class B ordinary share, par value $0.0001 per share, issued and outstanding, each of which entitles its holder to cast one vote on the proposal. The Company’s warrants do not have voting rights.

Proxies; Board Solicitation.      Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposals.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they held 3,413,000 Ordinary Shares representing approximately 75% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers do not beneficially own any Public Shares in the aggregate as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/ or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and the Public Shares entitled to vote in person or by proxy, at a general meeting of the Company.

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Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Proposed Business Combination is not completed by September 9, 2026 (unless such date is extended as provided in the Articles), ALCY will be required to liquidate and dissolve. In such event, 2,875,000 Class B Shares held by the Initial Shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the Initial Shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $34,500,000.00 based on the closing price of the Public Shares of $12.00 on OTC as of July 28, 2026.

•	If the Proposed Business Combination is not completed by September 9, 2026 (unless such date is extended as provided in the Articles), 595,500 Private Warrants purchased by the Initial Shareholders for a total purchase price of $5,955,000, will be worthless. Such Private Warrants had an aggregate market value of approximately $53,595.00 based on the closing price of the Public Warrants of $0.09 on OTC.

•	If the Proposed Business Combination is not completed by September 9, 2026 (unless such date is extended as provided in the Articles), the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by ALCY for services rendered or contracted for or products sold to ALCY.

•	The Sponsor and ALCY’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on ALCY’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the proposed Business Combination is not completed by September 9, 2026 (unless such date is extended as provided in the Articles), they will not have any claim against the Trust Account for reimbursement. Accordingly, ALCY may not be able to reimburse these expenses if the Proposed Business Combination or another business combination is not completed within the allotted time period.

•	ALCY’s officers and directors (or their affiliates) may make loans from time to time to ALCY to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to ALCY outside of the Trust Account. In the event that the Proposed Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. All unpaid amounts would be forfeited.

Additionally, if the Extension Proposal is approved and the Company consummates the Proposed Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE RATIFICATION OF AUDITORS PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date with respect to our ordinary shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our directors and officers; and

•	all our directors and officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of the Record Date.

	Class A ordinary shares		Class B ordinary shares
	Number of		Number of		Approximate
	Shares	Approximate	Shares	Approximate	Percentage of
	Beneficially	Percentage	Beneficially	Percentage	Ordinary
Name and Address of Beneficial Owner(1)	Owned	of Class	Owned(2)	of Class	Shares
Alchemy DeepTech Capital LLC (our sponsor)(3)	3,412,999	75%	1	100.00%	75%
Mattia Tomba (co-CEO)	—	—	—	—	—
Vittorio Savoia (co-CEO)	—	—	—	—	—
Steven M. Wasserman	—	—	—	—	—
Debbie S. Zoldan	—	—	—	—	—
Pablo Terpolilli	—	—	—	—	—
Carlo Tursi	—	—	—	—	—
Harshana Sidath Jayaweera	—	—	—	—	—
All officers and directors as a group (seven individuals)	—	—	—	—	—

(1)	Unless otherwise indicated, the business address of each of our shareholders is 1 Via San Raffaele, 20121 Milano MI, Italy.

(2)	Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)	The shares reported above are held in the name of our sponsor, Alchemy DeepTech Capital LLC, a Delaware limited liability company with its registered address at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. Our sponsor is controlled by VAM Partners LLC, which is governed by a four-member board of directors which acts by majority vote. Accordingly, no individual director of VAM Partners LLC exercises voting or dispositive control over any of the securities held by our sponsor, including those in which such director has a pecuniary interest. Accordingly, none of the directors will be deemed to have or share beneficial ownership of securities held by our sponsor.

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The sponsor has agreed (A) to vote any shares owned by it in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a shareholder vote to approve a proposed initial business combination.

Our sponsor, executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

Our initial shareholders beneficially own approximately 75% of the issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

Subject to certain limited exceptions, our Initial Shareholders have agreed not to transfer, assign or sell their insider shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

During the lock-up period, the holders of these shares will not be able to sell or transfer their securities except: (a) to our directors or officers, any affiliates or family members of any of our directors or officers, any members of our sponsor, or any affiliates of our sponsor, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of a trust, by distribution to one or more of the permissible beneficiaries of such trust; (e) in the case of an individual, pursuant to a qualified domestic relations order; (f) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (g) in the event of our liquidation prior to our completion of our initial business combination; (h) by virtue of the laws of its jurisdiction or its organizational documents or operating agreement; or (i) in the event of our completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com. Information can also be found at: https://www.cstproxy.com/alchemyinvest/2026.

OTHER BUSINESS

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than August 25, 2026 (one week prior to the date of the General Meeting).

The General Meeting will also serve as the Company’s annual meeting for 2026.

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ANNEX A

EXTENSION AMENDMENT

AMENDMENT TO THE AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

ALCHEMY INVESTMENTS ACQUISITION CORP 1

RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:

Article 49. shall be replaced by the following clause:

49.7       In the event that the Company does not consummate a Business Combination by September 9, 2027 by depositing the lesser of $30,000 or $0.03 per non-redeemed Public Share into the Trust Account each month until September 9, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:

Article 49.8 (a) shall be replaced by the following clause:

49.8       In the event that any amendment is made to the Articles:

(a)       to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by September 9, 2027 by depositing the lesser of $30,000 or $0.03 per non-redeemed Public Share into the Trust Account each month until September 9, 2027; or

FORM OF PROXY CARD

ALCHEMY INVESTMENTS ACQUISITION CORP 1

PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED

BY

THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on September 1, 2026: The Proxy Statement is available at https://www.cstproxy.com/alchemyinvest/2026

The undersigned hereby appoints Mattia Tomba and Vittorio Savoia as proxies of the undersigned to attend the annual general meeting of Shareholders (the “General Meeting”) of ALCHEMY INVESTMENTS ACQUISITION CORP 1 (the “Company”), to be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York NY 10154, and via teleconference as described in the Proxy Statement on September 1, 2026at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of General Meeting, dated July 29, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	The Extension Proposal — to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s Existing Charter to extend from September 9, 2026, on a month-to-month basis thereafter, as determined by the Directors in their sole discretion, until September 9, 2027.

For ☐     Against ☐     Abstain ☐

2.	The Ratification of Auditors Proposal —to consider and vote upon a proposal by ordinary resolution that the selection by the Audit Committee of the Board of the Company of CBIZ CPAs P.C.as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified;

For ☐     Against ☐     Abstain ☐

3.	Adjournment Proposal — A proposal to approve by ordinary resolution that the adjournment of the extraordinary annual general meeting to a time, date and place to be confirmed by the chairman of the extraordinary annual general meeting to permit further solicitation of proxies be adopted, ratified, approved and confirmed in all respects.

For ☐     Against ☐     Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

NOTWITHSTANDING THE ORDER IN WHICH PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE.

Dated: _________
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the General Meeting (Circle one): Yes   No

Number of attendees: ————

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.